Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES OXLEY ACT OF 2002

In connection with the Annual Report of Euramax International, Inc. (the “Company”) on Form 10-K for the period ending December 26, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. David Smith, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  the information contained in the Report fairly presents, in all material respects, the financial position and results of operations of the Company.

/s/ J. David Smith
J. David Smith
Chairman and Chief Executive Officer
March 25, 2004